UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 1, 2022
Date of Report (date of Earliest Event Reported)
NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01.    Other Events
On December 1, 2022, the Company announced that it received conditional approval from Office of the Comptroller of the Currency (“OCC”) to complete its acquisition of the National Bank of New York City (“NBNYC” and the “Acquisition”). Newtek expects the Acquisition to close in January 2023, subject to completion or waiver of the remaining closing conditions. Upon the close of the Acquisition, NBNYC will be renamed Newtek BankTM, National Association (“Newtek Bank, N.A.”) and Newtek’s current portfolio companies Newtek Business Lending, LLC and Small Business Lending, LLC will be contributed to Newtek Bank, N.A. The OCC approval is subject to the condition that Newtek Bank, N.A. enter into an operating agreement with the OCC upon the close of the Acquisition, which operating agreement contains customary provisions concerning capital, liquidity and concentration limits and memorializes the business plan submitted to the OCC.
On November 21, 2022, the Company announced that it received approval from the Federal Reserve to become a bank holding company and a financial holding company by acquiring NBNYC. The approval of the Federal Reserve is conditioned on the representations and commitments made by Newtek in connection with its applications, including the discontinuance of Newtek’s election to be regulated under the Investment Company Act of 1940 and to divest activities of certain of Newtek’s technology portfolio companies within two years of becoming a bank holding company.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

A copy of the December 1, 2022, press release entitled “Newtek Receives Approval from the OCC to Acquire National Bank of New York City” is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
A copy of the November 21, 2022, press release entitled “Newtek Receives Approval from the Federal Reserve to Become a Bank Holding Company,” is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release, dated December 1, 2022, entitled “Newtek Receives Approval from the OCC to Acquire National Bank of New York City”

99.2	Press Release, dated November 21, 2022, entitled “Newtek Receives Approval from the Federal Reserve to Become a Bank Holding Company”

101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: December 1, 2022	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board